Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2014	Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
We account for taxes under the liability method of computing deferred income taxes. Under the liability method, deferred income taxes are based on the tax effect of temporary differences between the financial statement and tax basis of assets and liabilities and are adjusted for tax rate changes as they occur. Deferred tax assets are reduced by valuation allowances to the extent their realization is uncertain.
The following table summarizes our provision for income taxes and the related effective tax rates:

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Loss before income taxes	$(27,818)	$(2,862)	$(45,520)	$(1,763)
Income tax expense (benefit)	(901)	(662)	19,773	240
Effective tax rate	3.2%	23.1%	(43.4)%	(13.6)%

For the three and six months ended June 30, 2014, we recorded a 3.2% and (43.4)% effective tax rate compared to 23.1% and (13.6)% for the three and six months ended June 30, 2013, respectively. The tax rate for the three and six months ended June 30, 2014 differs from the U.S. statutory tax rate of 34% mainly due to the recognition of a full valuation allowance associated with our U.S. net deferred tax assets during the quarter and the continued recognition of a full valuation allowance in certain of our foreign jurisdictions.
After taking into account the pre-tax loss incurred during the three months ended March 31, 2014, we determined that a full valuation allowance should be recorded against the entire net deferred tax asset that was recognized at December 31, 2013. Negative evidence in the form of a recent history of losses resulted in the determination that the realized net deferred tax asset of $20.7 million at March 31, 2014, should be fully reserved. In considering the need for the additional valuation allowance, we ignored netting a deferred tax liability of $9.3 million associated with indefinite long-lived intangibles because these liabilities cannot be used to offset our net deferred tax asset when determining the amount of valuation allowance required. In light of our higher than expected losses in the current quarter and expected losses going forward, we will continue to recognize a full valuation allowance for deferred taxes, net of the tax effects of the indefinite long-lived intangibles, until substantial positive evidence supports its reversal.

Income Taxes
The Company accounts for taxes under the liability method of computing deferred income taxes. Under the liability method, deferred income taxes are based on the tax effect of temporary differences between the financial statement and tax basis of assets and liabilities and are adjusted for tax rate changes as they occur. Deferred tax assets are reduced by valuation allowances to the extent their realization is uncertain.
The computed provisions (benefits) for income taxes were based on the following U.S. and non-U.S. components of income (loss) before income taxes for the years ended December 31 (in thousands):

	2013	2012
United States loss	$(10,945)	$(3,455)
Non-U.S. loss	(3,931)	(1,087)
Total	$(14,876)	$(4,542)

The provision (benefit) for income taxes for the years ended December 31 is as follows (in thousands):

	2013	2012
Current:
U.S. Federal	$(292)	$(492)
Foreign	71	198
State	78	(30)
Deferred:
U.S. Federal and State	2,685	(225)
Foreign	—	(36)
Total income tax provision (benefit)	$2,542	$(585)

A reconciliation of income taxes computed at the statutory rates to the reported income tax provision (benefit) for the years ended December 31 is as follows (in thousands):

	2013	2012
Statutory U.S. Federal tax (benefit) provision	$(5,058)	$(1,590)
Difference due to:
Foreign taxes (foreign valuation allowance)	1,407	185
Permanent Differences	(1,169)	(1,199)
U.S. state and local income taxes	(791)	48
Change in reserve for uncertain tax provisions	(421)	(329)
Increase in U.S. valuation allowance, net	8,379	17,353
Decrease in foreign valuation allowance, net	—	(14,636)
Refundable credits	—	(145)
Other	195	(272)
Income tax provision (benefit)	$2,542	$(585)

A summary of deferred income tax assets and liabilities as of December 31 is as follows (in thousands):

	2013	2012
Deferred income tax assets:
Post Retirement	$94	$336
Employee Benefits	10,077	11,720
Inventory	6,711	4,750
Accounts receivable	1,657	3,404
Fixed asset basis difference	4,122	5,875
Net operating loss carryforward	22,771	13,229
Goodwill	—	435
Natural gas hedge	—	759
Other	3,273	3,672
Total deferred income tax asset	$48,705	$44,180
Deferred income tax liabilities:
Other indefinite lived intangibles	$(8,635)	$(8,635)
Natural gas hedge	(25)	—
Goodwill	(1,184)	—
Other definite lived intangibles	(10,658)	(12,298)
Total deferred income tax liability	$(20,502)	$(20,933)
Net deferred income tax asset before valuation allowance	$28,203	$23,247
Valuation allowance	(17,683)	(9,303)
Net deferred income tax asset	$10,520	$13,944
Current deferred income tax asset, net	5,622	6,689
Noncurrent deferred income tax asset, net	14,717	15,890
Noncurrent deferred income tax (liability)	(9,819)	(8,635)
Net deferred income tax asset	$10,520	$13,944

As a result of the 2012 Anchor Merger, Anchor Hocking and Oneida (with the Company as parent) formed a new U.S. tax group. Prior to the Merger, Anchor fully recognized its net deferred tax assets while Oneida provided a full valuation allowance against its net deferred tax assets in the U.S. and certain foreign jurisdictions. In the U.S., the Company has recorded a deferred tax liability related to indefinite-lived intangibles which is not considered when assessing the amount of valuation allowance needed.
Due to the availability of positive evidence provided by the formation of the new U.S. tax group, management must consider whether it is more-likely-than-not that some portion or all of the combined deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. For the year ended December 31, 2013, management considered the projected future taxable income of the combined U.S. tax group in making a year-end assessment and concluded that an additional $8.4 million of valuation allowance against the U.S. net deferred tax assets was needed while an incremental $2.7 million was needed as of December 31, 2012. The Company continues to record a full valuation allowance against the net deferred tax assets of the United Kingdom and other foreign jurisdictions, except Canada, where the net deferred tax asset is fully realized. We intend to maintain these allowances until it is more-likely-than-not that those deferred income tax assets will be realized.
In connection with the Business Combination, the Company underwent a change in ownership within the definition of Internal Revenue Code Sec. 382 (“Sec. 382”). As a result, U.S. consolidated tax losses incurred prior to the change date are subject to an annual limit against future use under Sec. 382. In connection with the Anchor Merger, the Company underwent a change in ownership within the definition of Sec. 382 with regard to our Oneida sub-group. Existing tax losses carried forward at that time are subject to a separate limitation for future use under Sec. 382. As a result of that ownership change, in 2012 the Company estimated that an additional $17.4 million of its Oneida sub-group net operating loss (“NOL”) carry-forward is no longer utilizable. A full valuation allowance was released against the amount of tax loss carry-forward extinguished. The tax NOL carry-forward will begin to expire in 2022.
As of December 31, 2013, cash of approximately $1.6 million was held by foreign subsidiaries. If we were to repatriate any portion of these funds back to the U.S., we would need to accrue and pay the appropriate withholding and income taxes on amounts repatriated. We do not intend to repatriate funds held by our foreign affiliates, but intend to use the cash to fund the growth of our foreign operations. As of December 31, 2013, undistributed earnings from our foreign affiliates were approximately $3.4 million. We do not intend to repatriate these funds and consider these funds to be permanently reinvested in accordance with ASC 740-30. Deferred taxes have not been provided on these unremitted earnings as determination of the liability is not practical because the liability would be dependent on circumstances existing if and when remittance occurs.
We operate in multiple jurisdictions and are routinely under audit by federal, state, and international tax authorities. Exposures exist related to various filing positions which may require an extended period of time to resolve and may result in income tax adjustments by the taxing authorities. Reserves for these potential exposures have been established which represent management’s best estimate of the probable adjustments. On a quarterly basis, management evaluates the reserve amounts in light of any additional information and adjusts the reserve balances as necessary to reflect the best estimate of the probable outcomes. However, actual results may differ from these estimates. The resolution of these matters in a particular future period could have an impact on our consolidated statement of operations and provision for income taxes.
We file income tax returns in the U.S. federal jurisdiction, and various states and foreign jurisdictions. With limited exceptions, we are no longer subject to state and local, or non-U.S., income tax examinations by tax authorities for tax years before 2006. For the U.S. federal jurisdiction, all tax years through 2008 have been examined and closed.
A reconciliation of the beginning and ending amount of unrecognized tax benefits (including interest and penalties) at December 31 is as follows (in thousands):

	2013	2012
Balance - Beginning of the year	$871	$1,184
Increases for tax positions related to current year	54	97
Increases for tax positions of prior year	5	—
Decreases for expiring statute of limitations	(33)	(116)
Decreases for tax positions resolved	(424)	(294)
Change in interest	(19)	—
Balance - End of the year	$454	$871

The total amount of the uncertain tax position recorded inclusive of $0.1 million of interest, would affect the effective tax rate if we were to recognize the tax benefit. We recognize interest accrued and penalties related to unrecognized tax benefits within the provision for income taxes. We are not anticipating any material increase or decrease to the accrual over the next twelve months.
Significant judgment is required in evaluating our tax positions and determining the provision for income taxes. During the ordinary course of business, there are transactions and calculations as to which the ultimate tax determination is uncertain. The reserves established are based on estimates of whether, and the extent to which, additional taxes, penalties and interest will be due. These reserves are adjusted in light of changing facts and circumstances, such as the closing of a tax audit and the expiration of a statute of limitation.